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                                                                    EXHIBIT 99.3



                          CONSENT OF DIRECTOR NOMINEE


I hereby consent to being named as a nominee to the Board of Directors of Delphi Automotive Systems Corporation, a Delaware corporation, in its Registration Statement on Form S-1, and any and all amendments or supplements thereto, to be filed with the U.S. Securities and Exchange Commission.




November 10, 1998                  /s/ Oscar de Paula Bernardes Neto
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                                   SIGNATURE


                                   OSCAR DE PAULA BERNARDES NETO
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                                   TYPE OR PRINT NAME